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Z_DSLA05AR5_SUBMKT - Price/Yield - B1
Balance	$26,037,000.00	Delay	0	Index	LIBOR_1MO | 0
Coupon	4.184	Dated	8/10/2005	Mult / Margin	1 / 0.65
Settle	8/10/2005	First Payment	8/19/2005	Cap / Floor	999 / 0.65
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Default	4.158 CDR	5.409 CDR	6.657 CDR	7.918 CDR	9.173 CDR
Loss Severity	30%	30%	30%	30%	30%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Indices	FORWARD	FORWARD	FORWARD	FORWARD	FORWARD
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)
WAL	18.33	14.17	11.27	9.21	7.69
Mod Durn 30360	11.10	9.52	8.16	7.04	6.12
Principal Window Begin	1	1	1	1	1
Principal Window End	480	480	480	480	480
Principal Writedown	10,208.48 (0.04%)	10,195.07 (0.04%)	10,058.98 (0.04%)	10,029.02 (0.04%)	10,031.50 (0.04%)
Total Collat Loss (Collat Maturity)	49,552,674.71 (6.47%)	48,213,232.67 (6.30%)	46,814,717.22 (6.11%)	45,509,972.50 (5.94%)	44,187,819.31 (5.77%)

Prepay	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Default	2.999 CDR	3.908 CDR	4.818 CDR	5.735 CDR	6.654 CDR
Loss Severity	40%	40%	40%	40%	40%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Indices	FORWARD	FORWARD	FORWARD	FORWARD	FORWARD
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)
WAL	19.37	15.06	11.99	9.79	8.17
Mod Durn 30360	11.46	9.92	8.54	7.38	6.42
Principal Window Begin	1	1	1	1	1
Principal Window End	480	480	480	480	480
Principal Writedown	10,379.83 (0.04%)	10,021.06 (0.04%)	10,117.33 (0.04%)	10,084.34 (0.04%)	10,040.09 (0.04%)
Total Collat Loss (Collat Maturity)	50,193,850.94 (6.55%)	48,842,225.15 (6.38%)	47,392,503.60 (6.19%)	45,989,162.01 (6.01%)	44,592,051.82 (5.82%)

Z_DSLA05AR5_SUBMKT - Price/Yield - B1
Balance	$26,037,000.00	Delay	0	Index	LIBOR_1MO | 0
Coupon	4.184	Dated	8/10/2005	Mult / Margin	1 / 0.65
Settle	8/10/2005	First Payment	8/19/2005	Cap / Floor	999 / 0.65
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Default	4.988 CDR	6.85 CDR	8.839 CDR	10.946 CDR	13.187 CDR
Loss Severity	30%	30%	30%	30%	30%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Indices	FORWARD	FORWARD	FORWARD	FORWARD	FORWARD
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
WAL	13.31	10.10	8.00	6.56	5.51
Mod Durn 30360	9.27	7.64	6.38	5.43	4.68
Principal Window Begin	1	1	1	1	1
Principal Window End	169	126	99	81	68
Principal Writedown	15,433.89 (0.06%)	15,635.78 (0.06%)	12,606.60 (0.05%)	9,934.63 (0.04%)	10,656.17 (0.04%)
Total Collat Loss (Collat Maturity)	57,353,472.25 (7.49%)	58,299,393.48 (7.61%)	58,881,687.06 (7.69%)	59,261,814.80 (7.74%)	59,573,143.67 (7.78%)

Prepay	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Default	3.495 CDR	4.803 CDR	4.818 CDR	5.735 CDR	6.654 CDR
Loss Severity	40%	40%	40%	40%	40%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Indices	FORWARD	FORWARD	FORWARD	FORWARD	FORWARD
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
WAL	14.16	10.85	8.88	7.30	6.17
Mod Durn 30360	9.65	8.05	6.93	5.93	5.16
Principal Window Begin	1	1	1	1	1
Principal Window End	180	135	110	90	76
Principal Writedown	13,340.33 (0.05%)	16,630.10 (0.06%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss (Collat Maturity)	57,193,289.94 (7.47%)	58,237,548.89 (7.61%)	47,392,503.60 (6.19%)	45,989,162.01 (6.01%)	44,592,051.82 (5.82%)

Z_DSLA05AR5_SUBMKT - Price/Yield - B2
Balance	$20,292,000.00	Delay	0	Index	LIBOR_1MO | 0
Coupon	4.434	Dated	8/10/2005	Mult / Margin	1 / 0.90
Settle	8/10/2005	First Payment	8/19/2005	Cap / Floor	999 / 0.90
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Default	2.15 CDR	2.758 CDR	3.262 CDR	3.722 CDR	4.173 CDR
Loss Severity	30%	30%	30%	30%	30%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Indices	FORWARD	FORWARD	FORWARD	FORWARD	FORWARD
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)
WAL	10.86	8.38	6.36	5.23	4.47
Mod Durn 30360	7.69	6.31	5.09	4.33	3.80
Principal Window Begin	1	1	1	1	1
Principal Window End	480	480	480	480	480
Principal Writedown	10,871.30 (0.05%)	9,430.78 (0.05%)	10,131.68 (0.05%)	12,324.31 (0.06%)	10,215.35 (0.05%)
Total Collat Loss (Collat Maturity)	28,077,617.99 (3.67%)	26,911,723.81 (3.51%)	25,104,056.98 (3.28%)	23,383,275.16 (3.05%)	21,909,418.28 (2.86%)

Prepay	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Default	1.62 CDR	2.081 CDR	4.818 CDR	5.735 CDR	6.654 CDR
Loss Severity	40%	40%	40%	40%	40%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Indices	FORWARD	FORWARD	FORWARD	FORWARD	FORWARD
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)
WAL	11.34	8.93	9.06	7.86	6.89
Mod Durn 30360	7.92	6.59	7.89	6.94	6.10
Principal Window Begin	1	1	1	1	1
Principal Window End	480	480	290	245	208
Principal Writedown	11,944.30 (0.06%)	12,228.07 (0.06%)	11,910,917.59 (58.70%)	10,467,216.44 (51.58%)	9,046,083.57 (44.58%)
Total Collat Loss (Collat Maturity)	28,933,535.43 (3.78%)	27,741,551.43 (3.62%)	47,392,503.60 (6.19%)	45,989,162.01 (6.01%)	44,592,051.82 (5.82%)

Z_DSLA05AR5_SUBMKT - Price/Yield - B2
Balance	$20,292,000.00	Delay	0	Index	LIBOR_1MO | 0
Coupon	4.434	Dated	8/10/2005	Mult / Margin	1 / 0.90
Settle	8/10/2005	First Payment	8/19/2005	Cap / Floor	999 / 0.90
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Default	2.856 CDR	3.661 CDR	4.487 CDR	5.321 CDR	6.678 CDR
Loss Severity	30%	30%	30%	30%	30%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Indices	FORWARD	FORWARD	FORWARD	FORWARD	FORWARD
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
WAL	13.14	9.57	7.15	5.62	5.21
Mod Durn 30360	8.95	7.12	5.67	4.66	4.39
Principal Window Begin	1	1	1	1	1
Principal Window End	185	140	111	91	76
Principal Writedown	10,363.69 (0.05%)	10,118.00 (0.05%)	14,243.78 (0.07%)	10,995.29 (0.05%)	11,836.17 (0.06%)
Total Collat Loss (Collat Maturity)	36,086,884.88 (4.71%)	34,609,549.90 (4.52%)	33,396,804.82 (4.36%)	32,285,631.30 (4.22%)	33,550,804.43 (4.38%)

Prepay	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Default	2.065 CDR	2.683 CDR	3.277 CDR	3.868 CDR	4.737 CDR
Loss Severity	40%	40%	40%	40%	40%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Indices	FORWARD	FORWARD	FORWARD	FORWARD	FORWARD
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
WAL	13.34	9.96	7.46	5.77	5.13
Mod Durn 30360	9.03	7.33	5.86	4.75	4.32
Principal Window Begin	1	1	1	1	1
Principal Window End	192	145	115	94	78
Principal Writedown	13,832.80 (0.07%)	17,617.05 (0.09%)	14,370.48 (0.07%)	10,104.73 (0.05%)	11,664.44 (0.06%)
Total Collat Loss (Collat Maturity)	36,101,988.76 (4.71%)	34,999,853.54 (4.57%)	33,612,020.82 (4.39%)	32,296,340.54 (4.22%)	32,828,141.29 (4.29%)